Virtus Opportunities Trust

Supplement dated May 29, 2009 to the

Prospectus dated January 31, 2009,

as supplemented March 30, 2009, April 6, 2009 and April 29, 2009

IMPORTANT NOTICE TO INVESTORS

BOND FUND

Effective May 29, 2009, the Virtus Bond Fund’s investment advisory fee has been lowered and the subadvisory fee has changed. The new fee structure is described below.

On page 4 of the fund’s prospectus, the Fund Fees and Expenses table is hereby revised by replacing the Annual Fund Operating Expenses portion of the table with the following:

	Class A Shares	Class B Shares	Class C Shares	Class I Shares

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees(d)	0.25%	1.00%	1.00%	None
Other Expenses	0.42%	0.42%	0.42%	0.42%

Total Annual Fund Operating Expenses(e)	1.12%	1.87%	1.87%	0.87%

On page 4, the Example table is hereby replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$584	$814	$1,063	$1,773
Class B	$590	$788	$1,011	$1,995
Class C	$290	$588	$1,011	$2,190
Class I	$89	$278	$482	$1,073

On page 5, the Example table is hereby replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class B	$190	$588	$1,011	$1,995
Class C	$190	$588	$1,011	$2,190

On page 5 of the fund’s prospectus under “Management of the Fund,” the fourth paragraph is hereby replaced with the following:

The fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of 0.45%.

CORE BOND FUND, MULTI-SECTOR FIXED INCOME FUND, MULTI-SECTOR

SHORT TERM BOND FUND AND SENIOR FLOATING RATE FUND

The address of the named funds’ subadviser, Goodwin Capital Advisers, Inc., is hereby changed to: One American Row, Hartford, CT 06102.

MULTI-SECTOR SHORT TERM BOND FUND

On page 34 of the fund’s prospectus, the following disclosure is hereby added to the “Risks Related to Principal Investment Strategies:”

•

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

On page 43, the table under the heading “Risks Related to Principal Investment Strategies” is amended by inserting an “X” in the line for “Market Volatility” to indicate that the Multi-Sector Short-Term Bond Fund is subject to this risk.

ALL FUNDS

Additionally, on page 55 under the subheading “Compensation to Dealers,” the first sentence of the first full paragraph under the sales charge and dealer discount tables is hereby revised to read: “With respect to Class B Shares and Class C Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares (2% for Multi-Sector Short Term Bond Fund) and a sales commission of 1% of the sale price of Class C Shares (0% for Multi-Sector Short Term Bond Fund) and Class T Shares (Multi-Sector Short Term Bond Fund only).

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020 BFAdvFeeChangeEtc. (5/09)